SUPPLEMENT DATED DECEMBER 17, 1996 TO THE PROSPECTUS OF CMA MONEY
        FUND, CMA GOVERNMENT SECURITIES FUND, CMA TAX-EXEMPT FUND AND
                    CMA TREASURY FUND DATED JULY 26, 1996.


The next to last paragraph on the cover page of the prospectus is amended by adding the following sentence immediately after the sentence therein which reads "A different fee may be charged to certain group plans and special accounts.":

     In addition, on or about January 2, 1997, certain group plans and special accounts offered by Merrill Lynch (such as the Employees Access/sm/ Account financial service) may not afford participants in such plans and accounts access to all of the CMA Funds. Participants in such plans or special accounts should refer to the relevant program descriptions or other explanatory material for such plans or accounts to determine which of the CMA Funds are available to them.

     code #10117-0796EAA